UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 4, 2026

ADC Therapeutics SA

(Exact Name of Registrant as Specified in Its Charter)

Switzerland (State or Other Jurisdiction of Incorporation)	001-39071 (Commission File Number)	N/A (IRS Employer Identification Number)

Biopôle Route de la Corniche 3B 1066 Epalinges Switzerland (Address of Principal Executive Offices) (Zip Code)	+41 21 653 02 00 (Registrant’s Telephone Number)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Shares, par value CHF 0.08 per share	ADCT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 C.F.R. §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 C.F.R. §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

Item 7.01. Regulation FD Disclosure.

On November 4, 2026, ADC Therapeutics SA (the “Company”) issued a press release and made available a presentation in connection with new and updated data from ZYNLONTA clinical trials which will be shared across multiple abstracts, including five oral presentations, at the 68th American Society of Hematology (ASH) Annual Meeting taking place December 12–15, 2026, in New Orleans, Louisiana, copies of which are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein. The presentation includes preliminary revenue estimates for three and nine months ended September 30, 2026, and preliminary cash and cash equivalents as of September 30, 2026, including the preliminary estimate of cash used for one-time severance and retention payments during the quarter ended September 30, 2026.

In preparing the preliminary figures, management made a number of complex and subjective judgments and estimates about the appropriateness of certain reported amounts and disclosures. The Company’s actual financial results for the three and nine months ended September 30, 2026 have not yet been finalized by management. The preliminary financial information is not a comprehensive statement of all financial results for the three and nine months ended September 30, 2026. Subsequent information or events may lead to material differences between the foregoing preliminary financial results and those reported in the Company’s subsequent SEC filings. Accordingly, investors should not place undue reliance on these preliminary financial results.

The information contained in this Item 2.02 and Item 7.01 and the associated Exhibit 99.1 and Exhibit 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On November 4, 2026, the Company announced updated data from an abstract at ASH for the LOTIS-7 Phase 1b trial of ZYNLONTA in combination with glofitamab in relapsed or refractory large B cell lymphoma. As of the June 15, 2026 data cutoff date, at the ZYNLONTA 150 µg/kg starting dose + glofitamab:

•	Patients had received a median of one prior treatment (range: 1-5); 52.4% (n=54) of patients had primary refractory disease.

•	Among 97 efficacy-evaluable patients, the overall response rate (“ORR”) was 88.7% (n=86) and the complete response rate (“CRR”) was 75.3% (n=73).

o	2.1% (n=2) of patients achieved stable disease.

o	28 patients converted to complete responses over time, from stable disease (n=1) or partial response (n=27).

o	Of the patients who achieved a complete response, 84.9% (n=62) remained in complete response as of the data cutoff date.

•	In patients with primary refractory disease (n=54), ORR was 78.4% and CRR was 64.7%. Among patients previously treated with prior CAR-T therapy (n=28), ORR was 74.1% and CRR was 63.0%.

•	At a median follow-up of 10.35 months, median duration of response, duration of complete response and progression-free survival (“PFS”) had not been reached. The 6-month and 12-month duration of complete response rate were 81.9% and 79.0%, respectively.

•	In an exploratory measurable residual disease (“MRD”) analysis of 12 patients who achieved a complete response, 50% achieved undetectable MRD as early as Cycle 2, Day 1, and 11 had undetectable MRD at end of treatment.

•	The combination was generally well tolerated, with the types of treatment-emergent adverse events (“TEAEs”) observed generally consistent with the known safety profiles of ZYNLONTA and glofitamab as monotherapies.

o	The most common (≥30%) any grade TEAEs were neutropenia (45.6%), fatigue (36.9%), gamma-glutamyltransferase (GGT) increased (35.9%), thrombocytopenia (32.0%), maculopapular rash (32.0%), and cytokine release syndrome (CRS) (32.0%).

o	The most common (≥10%) grade ≥3 TEAEs were neutropenia (36.9%), GGT increased (20.4%), anemia (10.7%), and thrombocytopenia (10.7%).

o	Cytokine release syndrome (“CRS”) was observed in 32% of treated patients, predominantly Grade 1 (25.2%) or 2 (5.8%). One Grade 3 CRS event was reported.

o	Immune Effector Cell-Associated Neurotoxicity Syndrome (“ICANS”) was observed in 4.9% of treated patients, with no Grade 3 or higher ICANS events.

o	Three Grade 5 treatment-emergent adverse events were reported, one due to sepsis and two due to capillary leak syndrome.

On November 4, 2026, the Company announced data from an abstract at ASH for a Phase 2 investigator-initiated trial of ZYNLONTA in relapsed or refractory marginal zone lymphoma. As of the July 1, 2026 data cutoff:

•	Patients had received a median of two prior treatments; 37% of patients had primary refractory disease and 42% of patients had experienced disease progression within 24 months of initial therapy.

•	Among 43 efficacy-evaluable patients, ORR was 93% and CRR was 74.4%.

o	11.6% (n=5) of patients achieved stable disease.

•	At a median follow-up of 23.2 months, all but one patient were alive with a two-year PFS rate of 90.8%.

•	The duration of response rate at 24 months was 90.9%.

•	Among 46 treated patients, adverse events (“AEs”) were predominantly Grade 1–2. Grade 3 AEs (36 events) were reported in 23 patients (50%), and Grade 4 AEs (5 events) in five patients (10.9%). The most common Grade 3 events included anemia (n=5), lung infections (n=5), elevated ALT (n=4), alkaline phosphatase (n=3) and AST (n=1). Grade 4 events included neutropenia (n=2), thrombocytopenia (n=2) and hyponatremia (n=1). Four patients required dose reductions.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated November 4, 2026
99.2	Presentation dated November 4, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADC Therapeutics SA
Date: November 4, 2026

	By:	/s/ Peter J. Graham
	Name:	Peter J. Graham
	Title:	Chief Legal Officer